
LAREDO

LAREDO
PETROLEUM

Corporate Presentation

February 26, 2015

Forward-Looking / Cautionary Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation, regulations, and regulatory actions, successful results from our drilling activities, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 and its other reports filed with the Securities and Exchange Commission ("SEC").

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves," "resource potential," "estimated ultimate recovery," "EUR" or descriptions of volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. Unproved reserves refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Resource potential is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play. A resources play is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. The Company does not choose to include unproved reserve estimates in its filings with the SEC. Estimated ultimate recovery or EUR, refers to the Company's internal estimates of per well hydrocarbon quantities that may be potentially recovered, from a hypothetical and actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

As previously disclosed, on August 1, 2013 (with an economic effective date of April 1, 2013), the Company disposed of its oil and natural gas properties, associated pipeline assets and various other associated property and equipment in the Anadarko Granite Wash, Central Texas Panhandle and the Eastern Anadarko Basin. As a result of such sale, the reserves, cash flows and all other attributes associated with the ownership and operations of these properties have been eliminated from the ongoing operations of the Company, and the information in this presentation has been prepared on such basis.

Laredo Petroleum Highlights

- Grew Permian production 29% in 2014
- Grew proved reserves 21% in 2014
- Hedged thoroughly:[1]
  - More than 95% of anticipated oil production in 2015 with floors of approximately $81 per barrel[2]
  - Approximately 65% of anticipated 2015 natural gas and NGL production hedged at $3.00 per MMBtu[3]
- No near-term debt maturities
- Converted to 3-stream reporting beginning January 1, 2015

[1] No three-way collars
[2] Assuming oil production remains flat with 2015 volumes, 2016 oil production is >55% hedged with floors of $81.84 per barrel and 2017 oil production is >25% hedged with floors of $80.00 per barrel
[3] Heat content of estimated production based on 1311 Btu/Mcf

Concentrated Asset Portfolio Focused in Midland Basin

- **186,227 gross / 155,405 net acres[1]**
- **Proven Hz development in four stacked zones *(Upper, Middle & Lower Wolfcamp and Cline)***
- **Potential additional zones for Hz development *(Spraberry, Canyon and A/B/W)***

Zone	Prospective Acres	De-risked Acres
Lower Spraberry	~71,000	0
Upper Wolfcamp	~155,000	~90,000
Middle Wolfcamp	~155,000	~90,000
Lower Wolfcamp	~155,000	~83,000
Canyon	~50,000	0
Cline	~155,000	~137,000
A/B/W	~60,000	0
Net Effective Acreage	**~801,000**	**~400,000**

~170 operated horizontal wells confirm ~2.3 billion barrels of resource potential on the 400,000 de-risked net effective acres


HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
85+ miles
20+ miles
LPI acreage
~66% held by production[1]
~88% average working interest[2]

[1] As of 12/31/2014
[2] Working interest in wells drilled as of 12/31/2014

2015 Budget

Drill & Complete	
Operated	$ 375 MM
Non-op	55
Facilities	35
LMS Infrastructure	25
Land & Seismic	10
Other	25
	$ 525 MM

Drill and Complete budget is expected to be reduced by >$50 million from reductions in services costs and activity levels

Estimated 2015 Hz Completions[1]



Gross Horizontal Completions by Quarter (Operated)
20
18
16
14
12
10
8
6
4
2
-
1Q-15
2Q-15
3Q-15
4Q-15

[1] As of 2/25/15

Permian Production Growth



Initial Delineation
Accelerated Delineation
Development Testing
Multi-well Pad Development
50
45
40
35
30
25
20
15
10
5
-
MBOE/D
~30% CAGR
~57% Growth
1Q-11
2Q-11
3Q-11
4Q-11
1Q-12
2Q-12
3Q-12
4Q-12
1Q-13
2Q-13
3Q-13
4Q-13
1Q-14
2Q-14
3Q-14
4Q-14
Daily Production (3-stream)¹

[1] *Quarterly production numbers prior to 2014 have been converted to 3-stream using an 18% uplift. 2014 quarterly results have been converted to 3-stream using actual gas plant economics*

2014 Reserve Summary (2-Stream)[1]



MMBOE
300
250
200
150
100
50
0
204
12
55
247
Total Proved Reserves YE-2013
Total Production
Net Reserve Additions and Revisions
Total Proved Reserves YE-2014

Permian Reserve Growth



MMBOE
300
250
200
150
100
50
0
35% CAGR
101
160
204
247
YE-2011
YE-2012
YE-2013
YE-2014



By Type
PUD
PD
57%
43%

[1]Based on YE-2013 and YE-2014 reserves, prepared by Ryder Scott

2014 Reserve Conversion to 3-Stream



MMBOE
350
300
250
200
150
100
50
0
247
32
82
297
Total Proved Reserves YE-2014 (2-stream)[1]
Natural Gas Reserves Reduced in Processing (Shrink)
NGL Reserves Uplift from Processing (Yield)
Total Proved Reserves YE-2014 (3-stream)[2]



By Product
25%
47%
28%
Oil
NGL
Natural Gas



By Type
57%
43%
PUD
PD

[1] Based on YE-2014 reserves, prepared by Ryder Scott.
[2] Based on YE-2014 2-stream proved reserves, prepared by Ryder Scott. Internally converted to 3-stream based on actual gas plant economics of 30% shrink and a yield of 127 Bbl of NGL per MMcf.

Upper Wolfcamp Horizontal Type Curve (3-Stream)

- EUR: 850 MBOE (45% oil)
- 30-day peak IP: 735 BOE/D (70% oil)
- Completed lateral length: 7,500'
- B-factor: 1.55
- First-year decline: ~70%
- 50 year life – 5% terminal decline



250,000
200,000
150,000
100,000
50,000
0
Cumulative Production (BOE)[1]
Type Curve
Normalized Production
0 60 120 180 240 300 360 420 480 540 600 660 720
Days on Production



1,000
100
10
BOE/D[2]
1 12 24 36 48 60
MONTHS

[1] Data includes horizontal wells with lateral lengths > 6,000' and 24 stages. Excludes one exploratory well. As of 2/25/15
[2] Production data for long lateral completions, normalized to 7,500' completed lateral length, excludes one exploratory well.

Middle Wolfcamp Horizontal Type Curve (3-Stream)

- EUR: 750 MBOE (50% oil)
- 30-day peak IP: 640 BOE/D (70% oil)
- Completed lateral length: 7,500'
- B-factor: 1.55
- First-year decline: ~70%
- 50 year life – 5% terminal decline



250,000
200,000
150,000
100,000
50,000
0
Cumulative Production (BOE)[1]
0 60 120 180 240 300 360 420 480 540 600 660 720
Days on Production
Type Curve
Normalized Production



1,000
100
10
BOE/D[2]
1 12 24 36 48 60
MONTHS

[1] Data includes horizontal wells with lateral lengths > 6,000' and 24 stages. Excludes two exploratory wells. As of 2/25/15
[2] Production data for long lateral completions, normalized to 7,500' completed lateral length, excludes two exploratory wells.

Lower Wolfcamp Horizontal Type Curve (3-Stream)

- **EUR: 700 MBOE (45% oil)**
- **30-day peak IP: 615 BOE/D (65% oil)**
- **Completed lateral length: 7,500'**
- **B-factor: 1.55**
- **First-year decline: ~70%**
- **50 year life – 5% terminal decline**



250,000
200,000
150,000
100,000
50,000
0
Cumulative Production (BOE)¹
Type Curve
Normalized Production
0
60
120
180
240
300
360
420
480
540
600
660
720
Days on Production



1,000
100
10
BOE/D²
1
12
24
MONTHS
36
48
60

[1] *Data includes horizontal wells with lateral lengths > 6,000' and 24 stages. Excludes one exploratory well. As of 2/25/15*
[2] *Production data for long lateral completions, normalized to 7,500' completed lateral length, excludes one exploratory well.*

Cline Horizontal Type Curve (3-Stream)

- **EUR: 725 MBOE (50% oil)**
- **30-day peak IP: 910 BOE/D (60% oil)**
- **Completed lateral length: 7,500'**
- **B-factor: 1.55**
- **First-year decline: ~80%**
- **50 year life – 5% terminal decline**



250,000
200,000
150,000
100,000
50,000
0
Cumulative Production (BOE)[1]
0 60 120 180 240 300 360 420 480 540 600 660 720
Days on Production
Type Curve
Normalized Production



1,000
100
10
BOE/D[2]
1 12 24 MONTHS 36 48 60

[1] *Data includes horizontal wells with lateral lengths > 6,000' and 24 stages. Excludes one exploratory well. As of 2/25/15*
[2] *Production data for long lateral completions, normalized to 7,500' completed lateral length, excludes one exploratory well.*

Horizontal Well Economics[1]



Upper Wolfcamp
ROR (%)
70%
60%
50%
40%
30%
20%
10%
0%
$7.5
$7.0
$6.5
$6.0
Well Cost ($MM)
Middle Wolfcamp
ROR (%)
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
$7.5
$7.0
$6.5
$6.0
Well Cost ($MM)
Lower Wolfcamp
ROR (%)
35%
30%
25%
20%
15%
10%
5%
0%
$8.0
$7.5
$7.0
$6.5
Well Cost ($MM)
Cline
ROR (%)
40%
35%
30%
25%
20%
15%
10%
5%
0%
$8.5
$8.0
$7.5
$7.0
Well Cost ($MM)
$50 Oil
$60 Oil
$70 Oil
$80 Oil

[1] *Returns are calculated at $3.00/Mcf gas and NGL's at 25% of WTI, as of 2/25/15.*

Concentrated Multi-Zone Horizontal Development[1]

>3,700 horizontal locations have been identified for development in the initial four zones

- **>50% of acreage is ready for multi-zone development in initial four zones with potential in additional zones**

- **Identified horizontal drilling locations represent ~2.3 billion barrels of oil equivalent resource potential**



HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
Reagan
IRION
85+ miles
20+ miles
LPI acreage
Transition to multi-zone pad drilling
Multi-zone pad drilling
Production corridor

[1] *Location count is gross, assumes 7,500' laterals and ~85% working interest*

Identified Path for Growth[1]



4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
MMBOE (3-Stream)
297
~ 2,000
Total Proved Reserves 1 12/31/14
Additional De-risked Resource Potential 2
Additional Potential Resource 3
Total Resource Potential

¹ 2014 reserves are based on Ryder Scott prepared 2-stream reserves and are internally adjusted to 3-stream using actual gas plant economics of 30% shrink and a yield of 127 Bbl of NGL per MMcf.

² Based upon un-booked identified well locations for vertical Wolfberry and horizontal wells in the Upper Wolfcamp, Middle Wolfcamp, Lower Wolfcamp and Cline

³ Includes potential locations on acreage not de-risked by Hz wells, additional zones for Hz development and potential down-spacing

Concentration of Resources Drives Efficiencies

Not to scale
Represents
~5,000 ft


Clearfork
Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn
Cline
Strawn
ABW
Fusselman

Laredo is focused on developing the entire resource and maximizing operational efficiency by drilling stacked laterals on multi-well pads and concentrating facilities along production corridors

Resource Characterization – Earth Model Process

INPUTS

- Seismic horizons
- Formation tops
- Petrophysical data
- Seismic attributes
- Completion data
- Production data

Layer-Based modeling



Seismic inversion and petrophysical modeling


Upper Wolfcamp
LS
Silty

Reservoir properties model




ALL 4 Formations
CC:0.85
Predicted IP90
Actual IP90

Multivariate analysis



Well Planning & Field Optimization

RESULTS

- Optimized wellbore geometries
- Higher IPs and EURs

Successful Canyon Horizontal Test



MARTIN
HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
Laredo Leasehold
Canyon Fairway
Laredo First Canyon Hz
Canyon Core

- Laredo's first Canyon test well completed in 4Q-14:
  - 30-day average IP of 1,151 BOE/D
- Based on extensive data, including 3D seismic, single-zone tests and petrophysical logs, we believe the Canyon may be prospective on at least 50,000 net acres of our Permian-Garden City asset

In-House Petrophysical Data, FMI and Core Data Confirm the Highly Fractured/Brittle Nature of the Canyon Reservoir

Production Corridors Enhance Long-Term Value



Oil Gathering Station
Oil Gathering Line
Oil Takeaway Pipeline
Gas Lift Compression Facility
Gas Gathering Line
Water Recycling Facility
Gas Takeaway Pipeline

Each production corridor will support hundreds of horizontal wells, providing for water sourcing, takeaway capacity and reduced trucking activity

Laredo Midstream Services Introduction

Laredo has built its wholly-owned gathering, transportation and marketing subsidiary, Laredo Midstream Services ("LMS")

Water Distribution/Recycle:

- Ensures water availability for simultaneous large completion jobs and decreases the need for disposal or purchase of fresh water

Crude Gathering/Transportation:

- Offers higher realized pricing and access to multiple markets

Natural Gas Gathering:

- Reduces unexpected service interruptions by offering takeaway optionality and facilitates centralized gas lift and rig fuel supply services

LMS Investment:[1]

- Approximately $175 million invested to date, including approximately $60 million in the Medallion JV


Water
Oil
Gas

Each project creates tangible savings through economies of scale, increased capital efficiency and lower operating costs

[1] As of 12/31/14

Medallion Pipeline


To Colorado City
Garden City
Truck station
LMS gathering line
Medallion Pipeline

- Medallion is a 65,000 BO/D pipeline (expandable to 130,000 BO/D) in which Laredo owns a 49% interest
- Provides optionality to access premium pricing in Cushing (WTI) or U.S. Gulf Coast markets (LLS) while avoiding the congested Midland-Colorado City corridor
- Laredo is an anchor shipper with initial committed volumes of 10,000 BO/D increasing to 30,000 BO/D over the next three years

Preserving Financial Flexibility

- ~$465 million of liquidity[1]
- Well supported borrowing base
- No near-term maturities


Borrowing Base
$MM
$1,200
$1,000
$800
$600
$400
$200
$-
5/08
8/08
12/08
5/09
11/09
5/10
11/10
5/11
6/11
7/11
10/11
5/12
11/12
8/13
11/13
5/14
11/14


Debt Maturities Summary
$MM
$1,500
$1,000
$500
$0
$900
$550
$950
9.50%
5.625%
7.375%
2015
2016
2017
2018
2019
2020
2021
2022
Revolver (Undrawn)
Revolver (Drawn)
Senior Notes

[1] As of 2/25/15

Commodity Hedges



Oil
25,000
20,000
15,000
10,000
5,000
0
BO/D
$80.99 Floor
$81.84 Floor
$80.00 Floor
2015P1
2016
2017
Estimated Production
Hedged Volumes



Natural Gas/NGL
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
MMBtu/D
$3.00 Floor
$3.00 Floor
2015P 1,2
2016
Estimated Production
Hedged Volumes

[1] Estimated production based on 2015 production growth guidance issued 12/16/2014, as of 2/25/15
[2] Heat content of estimated production based on 1311 Btu/Mcf

Oil Hedges

Open Positions As of December 31, 2014 [1]	2015	2016	2017	Total
OIL [2]				
Puts:				
Hedged volume (Bbls)	456,000	-	-	456,000
Weighted average price ($/Bbl)	$75.00	$ -	$ -	$75.00
Swaps:				
Hedged volume (Bbls)	672,000	1,573,800	-	2,245,000
Weighted average price ($/Bbl)	$96.56	$84.82	$ -	$88.33
Collars:				
Hedged volume (Bbls)	6,557,020	2,556,000	2,628,000	11,741,020
Weighted average floor price ($/Bbl)	$79.81	$80.00	$77.22	$79.27
Weighted average ceiling price ($/Bbl)	$95.40	$93.77	$97.22	$95.45
Total volume with a floor (Bbls)	**7,685,020**	**4,129,800**	**2,628,000**	**14,442,820**
Weighted average floor price ($/Bbl)[3]	**$80.99**	**$81.84**	**$77.22**	**$80.55**
NYMEX WTI to Midland Basis Swaps:				
Hedged volume (Bbls)	3,060,000	-	-	3,030,000
Weighted average price ($/Bbl)	$ 1.95	$ -	$ -	$1.95

[1] Updated to reflect hedges placed through February 25, 2015
[2] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil

Natural Gas Hedges

Open Positions As of December 31, 2014 [1]	2015	2016	2017	Total
NATURAL GAS [2]				
Collars:				
Hedged volume (MMBtu)	28,600,000	18,666,000	-	47,266,000
Weighted average floor price ($/MMBtu)	$3.00	$ 3.00	$ -	$3.00
Weighted average ceiling price ($/MMBtu)	$5.96	$ 5.60	$ -	$5.82
Total volume with a floor (MMBtu)	**28,600,000**	**18,666,000**	**-**	**47,266,000**
Weighted average floor price ($/MMBtu)	**$3.00**	**$3.00**	**$ -**	**$3.00**

[1] *Updated to reflect hedges placed through February 25, 2015*
[2] *Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period.*
[3] *$/Mcf is converted based upon Company average BTU content of 1.311*

Laredo Petroleum Highlights

- Grew Permian production 29% in 2014
- Grew proved reserves 21% in 2014
- Hedged thoroughly:[1]
  - More than 95% of anticipated oil production in 2015 with floors of approximately $81 per barrel[2]
  - Approximately 65% of anticipated 2015 natural gas and NGL production hedged at $3.00 per MMBtu[3]
- No near-term debt maturities
- Converted to 3-stream reporting beginning January 1, 2015

[1] No three-way collars

[2] Assuming oil production remains flat with 2015 volumes, 2016 oil production is >55% hedged with floors of $81.84 per barrel and 2017 oil production is >25% hedged with floors of $80.00 per barrel

[3] Heat content of estimated production based on 1311 Btu/Mcf

LAREDO PETROLEUM

Appendix

Significant Data Inventory

Garden City Data Inventory [1]

- ~3,700' of whole cores in objective section
  - 14 whole cores
  - >715 SWC samples
- 56 single-zone tests from objective section (Spraberry to Ellenberger)
- >8,000 conventional open-hole logs
  - 303 in-house petrophysical logs
  - 120 dipole sonic logs
  - Fully core-calibrated
- 100% Gravity/Magnetic Data Coverage and interpretation
- 838 sq mi 3D Seismic
  - 95% coverage of Garden City acreage
  - ~50% of seismic inventory is high-quality, proprietary 3D data
- 27 Microseismic Survey's (op & non-op)
- 42 Production Logs



Howard
Mitchell
Glasscock
Sterling
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage
Whole core
Petrophysical log
Dipole sonic log
LPI Microseismic
Production Log
3D Seismic

[1] As of 12/31/2014

PDP Reserves 5-Year Decline



140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
Annual PDP (MBOE)1
YE 2014
YE 2015
YE 2016
YE 2017
YE 2018
YE 2019
Year 1
12% PDP Reserve Decline
Year 2
9% PDP Reserve Decline
Year 3
8% PDP Reserve Decline
Year 4
8% PDP Reserve Decline
Year 5
7% PDP Reserve Decline

[1] *Based on YE-2014 2-stream proved reserves, prepared by Ryder Scott. Internally converted to 3-stream based on actual gas plant economics of 30% shrink and a yield of 127 Bbl of NGL per MMcf.*

Processing Plant Capacity with LPI Direct Connectivity



Rawhide Plt
75 MMcf/D
Conger Plt
25 MMcf/D
Bearkat Plt
60 MMcf/D
High Plains Plt
200 MMcf/D
Glasscock
Ector
Midland
Deadwood Plt
60 MMcf/D
Sterling Plt
62 MMcf/D
Sterling
Roberts Ranch Plt
85 MMcf/D
Spraberry Plt
60 MMcf/D
Driver Plt
200 MMcf/D
Pegasus Plt
100 MMcf/D
Midkiff Plt
200 MMcf/D
Benedum Plt
45 MMcf/D
Edward Plt
200 MMcf/D
DCP Benedum Plt
110 MMcf/D
Mertzon Plt
52 MMcf/D
Crane
Upton
Reagan
Irion
Processor
DCP Midstream
Atlas
Targa Resources
CrossTex
LPI Acreage
Future Plant
~50 MMcf/D Plant
~100 MMcf/D Plant
~200 MMcf/D Plant

Laredo has direct connectivity to four processors (15 plants). Over the last quarter, capacity has increased from 1.10 Bcf/D to over 1.56 Bcf/D with the addition of Atlas' Edward Plant, CrossTex's Bearkat Plant and Targa's High Plains Plant. (41% capacity increase)

Sales Price Diversification[1]

Firm transportation out of the Permian


Cushing
Wichita Falls
Colorado City
BridgeTex
Longhorn
Houston

Laredo Acreage

Pipelines

- 16,000 BO/D committed to Longhorn, increasing annually to 22,000 BOPD in three years
- 10,000 BOPD committed on BridgeTex
- 2015 exposure to Midland pricing is expected to be minimal with Medallion Pipeline start-up

[1] As of 12/31/14

Credit Agreement Financial Covenants

- **Current Ratio**
  - Current assets to current liabilities ratio must be greater than 1.0
  - Credit facility availability is added to current assets for purposes of the calculation
  - Excludes any current assets or liabilities for derivative financial instruments

- **Interest Coverage Ratio**
  - Consolidated EBITDAX to consolidated net interest expense ratio must be greater than 2.5
  - Calculated for the sum of the previous four fiscal quarters

Sample Horizontal 2-Stream to 3-Stream Conversion

Laredo presents 3-stream reserves and production based on gas plant economics that reflect the actual volumes recovered from the tailgate of the plant and adjust for system losses and fuel usage at the plant

Theoretical Conversion:

2-stream

~1,311 Btu Gas: 1,260 Mcf/D
Oil: 490 Bbl/D

= 700 BOE/D (70% oil)

30% Shrinkage Factor →
180 Bbl of NGL/MMcf →

3-stream

Dry Gas: 882 Mcf/D
NGL: 227 Bbl/D
Oil: 490 Bbl/D

= 864 BOE/D (57% oil)

Actual Conversion:

2-stream

~1,311 Btu Gas: 1,260 Mcf/D
Oil: 490 Bbl/D

= 700 BOE/D (70% oil)

30% Shrinkage Factor →
127 Bbl of NGL/MMcf →

3-stream

Dry Gas: 882 Mcf/D
NGL: 160 Bbl/D
Oil: 490 Bbl/D

= 797 BOE/D (61% oil)

Two-stream to Three-stream Conversions

			1Q-14	2Q-14	3Q-14	4Q-14	FY-14
Production	Production (2-Stream)						
	BOE/D		27,041	28,653	32,970	39,722	32,134
		% oil	58%	58%	59%	60%	59%
	Production (3-Stream)						
	BOE/D		32,358	33,829	38,798	46,379	37,882
		% oil	49%	49%	50%	51%	50%
Realized Pricing	2-Stream Prices						
	Gas ($/Mcf)		$7.04	$6.08	$5.80	$4.46	$5.72
	Oil ($/Bbl)		$91.78	$94.47	$87.65	$65.05	$82.83
	3-Stream Prices						
	Gas ($/Mcf)		$4.00	$3.73	$3.25	$3.00	$3.45
	NGL ($/Bbl)		$32.88	$28.79	$29.21	$19.65	$27.00
	Oil ($/Bbl)		$91.78	$94.47	$87.65	$65.05	$82.83
Unit Cost Metrics	2-Stream Unit Cost Metrics						
	Lease Operating ($/BOE)		$8.95	$7.74	$8.30	$8.04	$8.23
	Midstream ($/BOE)		$0.35	$0.59	$0.40	$0.50	$0.46
	G&A ($/BOE)		$11.36	$11.34	$8.93	$5.95	$9.04
	DD&A ($/BOE)		$20.38	$20.35	$21.08	$21.85	$21.01
	3-Stream Unit Cost Metrics						
	Lease Operating ($/BOE)		$7.48	$6.55	$7.05	$6.88	$6.98
	Midstream ($/BOE)		$0.29	$0.50	$0.34	$0.43	$0.39
	G&A ($/BOE)		$9.50	$9.60	$7.59	$5.10	$7.67
	DD&A ($/BOE)		$17.03	$17.23	$17.91	$18.72	$17.83